Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 28, 2016
to the
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund (the “Funds”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 1, 2016

This supplement makes the following amendments to disclosures in the Prospectus, Summary Prospectus and SAI for the Funds dated January 1, 2016.

Effective July 27, 2016, Robeco Investment Management, Inc. d/b/a Boston Partners, a sub-adviser for the PMC Diversified Equity Fund, changed its name to Boston Partners Global Investors, Inc.  There are no changes to the PMC Diversified Equity Fund’s portfolio management team or principal investment strategies as a result of the name change.  All references to Robeco Investment Management, Inc. d/b/a Boston Partners as the investment adviser to the PMC Diversified Equity Fund in the Prospectus, Summary Prospectus and SAI are replaced with Boston Partners Global Investors, Inc.

Effective September 30, 2016, William Blair Investment Management, LLC (“William Blair”) will no longer serve as a sub-adviser to the Funds.  The portion of each Fund formerly managed by William Blair has been allocated to the Funds’ adviser and other sub-advisers.  Accordingly, all references to William Blair in the Prospectus, Summary Prospectus and SAI are hereby removed.

Also effective September 30, 2016, Mr. Brian D. Singer and Mr. Thomas Clarke, each of William Blair, no longer serve as portfolio managers of the Funds.  Accordingly, all references to Mr. Singer and Mr. Clarke as portfolio managers of the Funds in the Prospectus, Summary Prospectus and SAI are hereby removed.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.